UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2023

THE SUSTAINABLE GREEN TEAM, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-56510	61-1934413
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24200 CR-561 Astatula, FL	34705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 886-8733

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2023, The Sustainable Green Team, Ltd. (the “Company”), by unanimous written consent of the Board of Directors, appointed Mr. Brian Rivera (“Mr. Rivera”) as Senior Vice President of Development and Strategy.

Mr. Rivera has worked for the Company since March of 2020, serving as Executive Assistant to Mr. Anthony J. Raynor, CEO.  Mr. Rivera’s experience with the company includes all matters of support to the CEO, strategizing partnerships and growth, hiring and coaching staff, educating the public, leading key meetings and streamlining communications within the Company. Prior to working the Company, Mr. Rivera worked for a non-profit, New Beginnings Healing Center, in Central Florida for 13 years where he helped develop leaders, events, teach, and counsel many individuals throughout those years, as well as serving a lead role in the administration and development of other branches within the organization.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of shareholders was held virtually on Friday, June 9, 2023. The following matters were submitted to a vote of the shareholders, the results of which were as follows:

Proposal 1 - Election of Directors:

Directors Elected by Holders of Common Stock:

Directors Elected by Holders of Class	Votes Cast For	Votes Withheld	Broker Non-Votes
Anthony J. Raynor	68,730,570	236,374	0
Bradford D. Baker	68,731,724	235,220	0
Colleen McAleer	68,731,424	235,520	0

Directors Elected by Holders of Series A Preferred Stock:

Directors Elected by Holders of Class	Votes Cast For	Votes Withheld	Broker Non-Votes
Anthony J. Raynor	90	0	0
Bradford D. Baker	90	0	0
Colleen McAleer	90	0	0

Proposal 3 - Ratify the appointment of BF Borgers CPA as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022.

Ratification of Auditors by Holders of Common Stock:

For	Against	Abstain	Broker Non-Votes
64,957,917	113,901	3,895,126	0

Ratification of Auditors by Holders of Series A Preferred Stock:

For	Against	Abstain	Broker Non-Votes
90	0	0	0

Item 7.01. Regulation FD Disclosure.

On June 12, 2023, the Company issued a press release (the “release”) announcing that the Company filed Form 10 with the SEC on June 12, 2023. The release also announced the results of the annual shareholder meeting, held on June 9, 2023, citing the election of Anthony J. Raynor, Bradford D. Baker and Colleen McAleer and the ratification of auditors. In addition, the release announced the appointment of Brian Rivera as Senior Vice President of Development and Strategy.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description

99.1	Press release issued by the registrant on June 12, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2023	THE SUSTAINABLE GREEN TEAM, LTD.

	By:	/s/ Anthony J. Raynor
Anthony J. Raynor
Chief Executive Officer